Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE - 05/17/2021

Equity Bancshares, Inc. Teams Up with American State Bank & Trust,

Strengthens Kansas Presence, Adds Locations, Expertise and Resources to Network

WICHITA, Kansas (May 17, 2021) – Equity Bancshares, Inc. (NASDAQ: EQBK) (“Equity” or the “Company”), parent company of Equity Bank, announced today the entry into a definitive merger agreement with American State Bancshares, Inc. (“ASB”), the holding company of American State Bank & Trust in Wichita, Kansas. Equity will merge ASB into Equity, adding American State Bank & Trust’s 17 Kansas locations to Equity Bank’s current network. Equity and ASB expect to complete the merger in early October 2021.

“American State Bank & Trust is an excellent community bank, and its leadership and customer bases share a like mind with ours, valuing customized personal service, and entrepreneurial spirit,” said Brad Elliott, Chairman and CEO of Equity. “Kansas is home to numerous, thriving communities with customers who desire a community banking approach, and our institutions match up well in terms of mindset and geographic fit. As we welcome new customers in strong markets in north, central and southwest Kansas, we’re eager to serve alongside the dedicated leadership and employees of American State Bank & Trust.”

“We’re fortunate to find a partner that will continue our tradition of innovation for our customers and families throughout our Kansas footprint – and add additional locations, bankers and expertise near our customers’ businesses and homes,” said Lee Borck, Chairman of the Board of ASB. “Our local customers prioritize decision-making with their communities in mind, and value sophisticated technology and delivery that our customers trust. We’re pleased to join a Kansas-based bank who can help our customers continue to grow.”

Under the terms of the merger agreement, ASB will merge with and into Equity, and American State Bank & Trust will subsequently merge with and into Equity Bank in a transaction valued at approximately $73.6 million to common shareholders based on the closing price of Equity’s common stock on April 29, 2021, the date on which both parties agreed to pricing. ASB preferred shares of $6.6 million will also be redeemed upon consummation of the merger. On a pro forma consolidated basis, the combined company would have approximately $5.0 billion in consolidated total assets as of March 31, 2021.

In Kansas, the institution’s combined deposits in-state would rank No. 7 in deposit market share, and No. 4 among banks headquartered in Kansas. The combined institution would rank No. 6 in the Wichita MSA, according to the 2020 FDIC Summary of Deposits as presented by S&P Global.

Equity’s new footprint will encompass 42 locations in Kansas, including five additional locations in Equity’s market of Wichita and the surrounding metropolitan statistical area (“MSA”). ASB’s current footprint complements Equity’s with locations in Great Bend, Salina, Garden City, Belleville, Clyde, Concordia, Holcomb, Larned, Macksville, and St. John, Kansas. Equity’s full network will include 69 bank locations in Kansas, Missouri, Arkansas and Oklahoma.

Equity reported $4.2 billion in consolidated total assets, deposits of $3.6 billion and gross loans of $2.8 billion as of March 31, 2021. ASB had $779 million in consolidated total assets, $653 million in total deposits, including $622 million in core deposits, and $479 million in loans as of March 31, 2021.

“Our dedication to local decision making and community banking remains resolute, and we’ll have additional products, services and capabilities as a result of joining forces,” said Doug Thurman, President & CEO of ASB. “I’m thankful to all of our team members at American State Bank & Trust for serving their customers, time and again, with entrepreneurial spirit. It’s that mindset that matches up well with Equity and will make us a key resource for customers.”

Mr. Thurman and local ASB leaders will continue to serve as part of Equity, as the companies work to combine operations and technology, with locations rebranding as Equity Bank following consummation of the merger.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 05/17/2021

Equity and ASB leadership will work with local markets, customers, and businesses beginning immediately to answer questions and help with customer needs. Upon completion of the merger, current ASB board member Lee Borck will join the Board of Directors of Equity Bancshares, Inc., and fellow ASB Directors Mr. Thurman and Max Nichols will join the Board of Directors of Equity Bank.

“Our footprints mesh together to provide a solid foundation across Kansas for our customers, adding a layer of convenience and expertise for all of us,” said Mr. Elliott. “As we join forces, it’s a homecoming for some of our banking leaders who served as leaders of a Salina-based bank during the 2000s with President and CEO Jim Berglund, who is now an Equity Board member. This team includes Larry Britegam and Trey Mowery of ASB, in addition to myself, Julie Huber, Patrick Harbert, Patrick Salmans, Dale Gottschalk, and John Hanley of Equity. We expect the pairing of community banking talent at our institutions to be a key resource for customers and colleagues.”

The merger announcement occurs after Equity’s recent completion of an FDIC-facilitated acquisition of Almena State Bank in October 2020, adding two locations in Almena and Norton, Kansas. The merger agreement with ASB marks Equity’s 18th business combination since the Company’s founding in 2002, the 10th since Equity’s initial public offering in November 2015, and is the Company’s largest combination effort to date.

The transaction is expected to be approximately 15.9% accretive to Equity’s 2022 earnings per share, excluding the impact of one-time transaction expenses, after giving effect to estimated fully phased-in transaction synergies. Estimated tangible book value per share dilution to Equity is expected to be earned back in less than three years under the crossover method including CECL “Day Two” accounting treatment. The merger is expected to generate an internal rate of return of greater than 20% for Equity.

Equity Bancshares, Inc. was advised by and received fairness opinions on the ASB combination from Stephens Inc. and Norton Rose Fulbright US LLP as legal counsel.

American State Bancshares, Inc. was advised by and received a fairness opinion from D.A. Davidson and Stinson LLP as legal counsel.

Conference Call and Webcast

Equity Bancshares, Inc. will host a conference call on Monday, May 17 at 10 a.m. eastern time (9 a.m. central time) to discuss the merger. Brad Elliott, Chairman and CEO, Eric Newell, EVP and Chief Financial Officer and Craig Anderson, President, all of Equity, will be on the call, joined by Lee Borck, Chairman of the Board of Directors, ASB, and Doug Thurman, President and CEO of ASB for discussion and presentation.

Participants may dial into the call toll-free at (844) 534-7311 from anywhere in the U.S. or (574) 990-1419 internationally, using conference ID no. 9964719. Participants are encouraged to dial into the call approximately 10 minutes prior to the start time. Investors, news media, and other participants may also view the webcast at investor.equitybank.com.

A replay of the call and webcast will be available two hours following the close of the call until May 24, 2021, accessible at (855) 859-2056 or investor.equitybank.com.

Equity will post presentation slides on its website to be addressed by management during the call. The slides will be available for download on Equity’s website approximately one hour before the start of the call. Please note that slides will not advance automatically if streaming call or listening to conference call audio.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the parent company of Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, and treasury management services. As of March 31, 2021 Equity had $4.2 billion in consolidated total assets, with locations in Kansas, Missouri, Arkansas and Oklahoma, including a corporate office in Wichita and 25 locations in Kansas. Learn more at www.equitybank.com.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 05/17/2021

Equity provides an enhanced banking experience for customers through a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.”

About American State Bancshares, Inc.

American State Bancshares, Inc. is the holding company of American State Bank & Trust, a community bank with offices throughout Kansas and prioritizing integrity, customer service, teamwork, and community support while serving business, consumer, mortgage and trust customers, through its network of locations in Augusta, Belleville, Clyde, Concordia, Garden City, Great Bend, Holcomb, Larned, Macksville, Rose Hill, St. John, Salina, and its home office of Wichita, Kansas. Learn more at www.asbt.bank.

Important Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, Equity intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Equity common stock to be issued to ASB stockholders. The registration statement will include a proxy statement/prospectus, which will be sent to the stockholders of ASB seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EQUITY, ASB AND THE PROPOSED TRANSACTION.

The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

Participants in the Transaction

Equity, ASB and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ASB’s stockholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Equity is set forth in the proxy statement for Equity’s 2021 annual meeting of stockholders filed with the SEC on Schedule 14A on March 18, 2021, and Equity’s annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 9, 2021. Free copies of these documents may be obtained free of charge as described in the preceding paragraph. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 05/17/2021

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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Media Contact:	Investor Contact:
John J. Hanley	Chris Navratil
SVP, Senior Director of Marketing	SVP - Finance
Equity Bancshares, Inc.	Equity Bancshares, Inc.
(913) 583-8004	(316) 612-6014
jhanley@equitybank.com	cnavratil@equitybank.com

ASB Contact:
Doug Thurman
President & CEO
American State Bank & Trust
(620) 793-5900
dthurman@asbt.bank